UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 24, 2015

Analogic Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Centennial Drive, Peabody, Massachusetts	01960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 978-326-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Chief Financial Officer.

On March 24, 2015, Michael L. Levitz notified Analogic Corporation (the “Company”) of his resignation as Senior Vice President, Chief Financial Officer and Treasurer of the Company, effective April 24, 2015.

(c) Appointment of Interim Chief Financial Officer.

On March 26, 2015, the board of directors of the Company appointed Michael Bourque to serve as Interim Chief Financial Officer, effective April 24, 2015. In this role, Mr. Bourque will also serve as the Company’s principal financial officer and principal accounting officer.

There are no family relationships between Mr. Bourque and any of the Company’s directors, executive officers or persons nominated or chosen to be directors or executive officers.

Mr. Bourque, age 52, has held a number of financial leadership roles in the medical and technology industries. He has served as the Company’s Vice President and Corporate Controller since October 2014. From July 2011 to October 2014 Mr. Bourque served as Vice President and Corporate Controller of Axcelis Technologies, Inc. (“Axcelis”), a publicly traded supplier of products for the semiconductor manufacturing industry worldwide. He served as a financial consultant to Axcelis from April 2011 to July 2011. From November 2002 through October 2010, he served in a variety of finance and accounting roles, including Director of Corporate Accounting and Assistant Corporate Controller, at Charles River Laboratories, Inc., a publicly traded provider of products and services to leading pharmaceutical, biotechnology, government and academic organizations around the world. Earlier in his career, Mr. Bourque held various positions of increasing responsibility in the audit practice at Ernst & Young, LLP. Mr. Bourque, a certified public accountant, holds a Bachelor of Science degree in accountancy from Bentley University.

No new compensatory arrangements were entered into with Mr. Bourque in connection with his appointment as Interim Chief Financial Officer.

Other than compensation solely resulting from his employment by the Company, there have been no transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant, in which Mr. Bourque had or will have a direct or indirect material interest.

Item 8.01 Other Events

On March 30, 2015, the Company issued a press release in connection with Mr. Levitz’s resignation as Senior Vice President, Chief Financial Officer and Treasurer and Mr. Bourque’s appointment as Interim Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated March 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analogic Corporation

March 30, 2015	By:	/s/ John J. Fry
		Name:	John J. Fry
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 30, 2015